Exhibit 10.12

English Translation

October 11, 2010

OWX Hong Kong Limited

And

OWX Holding Co., Ltd.

And

VODone Limited

AND

Bright Way Technology (Hong Kong) Limited

And

Kuang Yixun

And

Hu Zhenning

Assignment Agreement

THIS ASSIGNMENT AGREEMENT is made and entered into by the following parties on October 11, 2010:

(1)         OWX Hong Kong Limited, a limited liability company incorporated in Hong Kong Special Administrative Region, having its registered address at Room 3006, 30F, Gloucester Tower, The Landmark, 11 Pedder Street, Central, Hong Kong (“Assignor”);

(2)         OWX Holding Co., Ltd., a limited liability company incorporated under the laws of the British Virgin Islands, having its registered address at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (“Assignee”);

(3)         VODone Limited, a company limited duly registered in Bermuda and listed at the Stock Exchange of Hong Kong Limited (“SEHK”) (stock code: 00082), with its principal place of business at Room 3006, 30F, Gloucester Tower, The Landmark, 11 Pedder Street, Central, Hong Kong ( “VODone”);

(4)         Bright Way Technology (Hong Kong) Limited, a limited liability company incorporated in Hong Kong Special Administrative Region, having its registered address at Room 1102-1103, 11F, Kowloon Building, No.555 Nathan Road, Mongkok, Kowloon Hong Kong (“Bright Way”);

(5)         Kuang Yixun, a holder of PRC identity card (          ), having its address at           , Shenzhen, Guangdong Province, P.R. China (“Mr. Kuang”); and

(6)         Hu Zhenning, a holder of PRC identity card (          ), having its address at           , Shenzhen, Guangdong Province, P.R. China (“Mr. Hu”)

WHEREAS,

(A)       Mr. Kuang, Mr. Hu and Bright Way entered into the Asset Purchase Agreement with the Assignor on September 30, 2010; Mr. Kuang, Mr. Hu and Bright Way entered into the Agreement of Taxation and other Indemnity with VODone and the Assignor on September 30, 2010 and Mr. Kuang and Mr. Hu entered into the Non-competition Agreements with the Assignor on September 30, 2010 (hereinafter collectively referred to as “Contracts”).

(B)       Mr. Kuang, Mr. Hu and VODone entered into the Share Pledge Agreement on September 30, 2010 (hereinafter referred to as the “Pledge Agreement”).

(C)       Pursuant to the terms and conditions herein, the Assignor agrees to assign all the rights, interests and obligations under the Contracts to the Assignee. The Assignee will pay HK$1.00 as the consideration for such assignment.

IT IS HEREBY AGREED THAT:

1.              The Assignor hereby agrees to assign to the Assignee all its rights, interests and obligations under the Contracts, and the Assignee hereby agrees to accept such assignment at the consideration of HK$1.00.

2.              Mr. Kuang and Mr. Hu hereby agree and acknowledge the assignment under Article 1 and all other terms herein and further agree and acknowledge that this Agreement excludes their possible claim, demand and lawsuit against the Assignor.

3.              The Assignor and the Assignee represent and warrant to the other party that each of them has the full power and authority to execute and perform this Agreement.

4.              The parties hereby acknowledge and agree that all the rights and obligations of the Assignor under the Contracts are assigned to the Assignee and the purpose of both parties is to make the Assignee which is the joint venture run by VODone, Mr. Kuang and Mr. Hu to become an investment holdings company. But other aspects, such as actual operation of company, are still to be performed by the Assignor. For the portions mentioning the Assignor in all the terms relating to the joint venture under the Contracts, the Assignor shall be later replaced by the Assignee, if applicable.

The Assignee shall be deemed to be a party to the Contracts by replacing the Assignor. Thus, the Assignee shall have the right to perform all the terms and rights under the Contracts.

The parties shall execute and perform the rights and obligations under the Contracts based on the said intention agreed by the parties. The terms of the Contracts shall be deemed modified to reflect relevant agreements.

5.              The parties shall bear their respective expenses and costs incurred in connection with the negotiation, execution and effectiveness of this Agreement.

6.              This Agreement shall be governed by and construed in accordance with the laws of the Hong Kong Special Administrative Region. The parties may file legal actions or proceedings at Hong Kong courts or courts in other places.

7.              This Agreement may be executed in any number of counterparts, each of which, once executed, shall be an original, but all of which shall constitute the one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date written above.

OWX Kong Kong Limited

Signature & seal:  [affixed with common seal]

Authorized representative (name):

Position

Witness (name):

Signature:	/s/ Sin Hendrick

OWX Holding Co., Ltd.   [affixed with common seal]

Signature & seal:

Authorized representative (name):

Position

Witness (name):

Signature:	/s/ Sin Hendrick

VODone Limited

Signature & seal: [affixed with common seal]

Authorized representative (name):

Position

Witness (name):

Signature:	/s/ Sin Hendrick

Bright Way Technology (Hong Kong) Limited

Signature & seal:    [affixed with company chop] [affixed with common seal]

Authorized representative (name):	/s/ Hu Zhenning

Position

Witness (name):

Signature:

Kuang Yixun

Signature:	/s/ Kuang Yixun	[affixed with common seal]

Witness (name):

Signature:

Hu Zhenning

Signature:	/s/ Hu Zhenning	[affixed with common seal]

Witness (name):

Signature: